Liquidity & Going Concern Uncertainty	9 Months Ended
Sep. 30, 2014
Cash And Cash Equivalents [Abstract]
Liquidity & Going Concern Uncertainty

3. Liquidity & Going Concern Uncertainty

These unaudited condensed financial statements have been prepared and presented on a basis assuming the Company will continue as a going concern. The factors below raise substantial doubt about the Company’s ability to continue as a going concern. The financial statements do not include any adjustments that might be necessary from the outcome of this uncertainty.

At December 31, 2013 and September 30, 2014, the Company had accumulated deficits of approximately $122,421,000 and $134,405,000, respectively. For the three and nine months ended September 30, 2014, the Company incurred net losses of approximately $3,860,000 and $11,985,000, respectively. While the Company is currently in the commercialization stage of operations, the Company has not yet achieved profitability and anticipates that it will continue to incur net losses in the foreseeable future.

Historically, the Company’s principal sources of cash have included proceeds from the issuance of common and preferred stock, proceeds from the issuance of debt, and revenues from clinical laboratory testing through contracted partners. The Company’s principal uses of cash have included cash used in operations, payments relating to purchases of property and equipment and repayments of borrowings. The Company expects that the principal uses of cash in the future will be for continuing operations, hiring of sales and marketing personnel and increased sales and marketing activities, funding of research and development, capital expenditures, and general working capital requirements. The Company expects that, as revenues grow, sales and marketing and research and development expenses will continue to grow, albeit at a slower rate and, as a result, the Company will need to generate significant net revenues to achieve and sustain income from operations.

As of September 30, 2014, cash and cash equivalents totaled approximately $8,820,000. On February 10, 2014, the Company received cash proceeds of approximately $17,390,000 as a result of the closing of its IPO, net of underwriting discounts and additional underwriting costs incurred (see Note 2). On April 30, 2014, the Company received net cash proceeds of approximately $4,927,000 pursuant to the execution of a term loan agreement with Oxford Finance LLC (see Note 6). Management expects that the Company will need additional financing in the future to execute on its current or future business strategies beyond the next six months. Until the Company can generate significant cash from operations, the Company expects to continue to fund its operations with the proceeds of offerings of the Company’s equity and debt securities. Management can provide no assurances that any sources of a sufficient amount of financing will be available to the Company on favorable terms, if at all. In addition to test revenues, such financing may be derived from one or more of the following types of transactions: debt, equity, product development, technology licensing or collaboration.